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Exhibit 23.1

CONSENT OF KPMG LLP

The Board of Directors
FTD, Inc.:

We consent to the use of our reports incorporated by reference in this Registration Statement on Form S-8.

/s/ KPMG LLP

Chicago, Illinois
July 17, 2002

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  Exhibit 23.1
CONSENT OF KPMG LLP